STRATEGY SHARES

Strategy Shares Halt Climate Change ETF

NASDAQ Ticker: NZRO

September 15, 2023

The information in this Supplement amends certain information contained in the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated September 1, 2023, as supplemented.

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The Board of Trustees of Strategy Shares has concluded that it is in the best interests of Strategy Shares Halt Climate Change ETF (the “Fund”) and its shareholders that the Fund cease operations.

Effective immediately, the Fund will no longer pursue its stated investment objective and the Fund will begin liquidating its portfolio. While the Fund is preparing to liquidate, the Fund will hold cash and cash equivalents and will not engage in any business activities except for the purpose of winding up its business affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all its liabilities, and liquidating and distributing its remaining assets to the shareholders of the Fund.

After the close of business on October 16, 2023, the Fund will no longer accept creation or redemption orders. The last day of trading for the Fund on the Nasdaq Stock Market (the “Exchange”) is expected to be October 16, 2023 (the “Cessation Date”).

Shareholders may sell their shares of the Fund on the Exchange until market close on the Cessation Date and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on the Cessation Date, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on the Cessation Date will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about October 20, 2023. Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Shareholders should consult their tax advisers regarding the effect of the Fund’s liquidation in light of their individual circumstances.

If you have questions or need assistance, please contact the Fund at 1-(855) 4SS-ETFS or 1-(855) 477-3837.

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Please retain this Supplement for future reference.